UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 13, 2012

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Commission File No. 001-33057

CATALYST PHARMACEUTICAL PARTNERS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	76-0837053
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)

355 Alhambra Circle, Suite 1500

Coral Gables, Florida 33134

(Address Of Principal Executive Offices)

(305) 529-2522

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 13, 2012, the Company issued a press release announcing that its investigational drug CPP-115, a novel GABA aminotransferase inhibitor, has been granted Orphan Medicinal Product Designation in the European Union for the treatment of West Syndrome (infantile spasms). A copy of the Company’s press release is Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by the Company on February 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceutical Partners, Inc.

By:	/s/ Alicia Grande
Alicia Grande
Vice President, Treasurer and CFO

Dated: February 13, 2012